Exhibit 99.1

Cano Petroleum IPAA OGIS Conference New York, NY April 24, 2007

Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2006 and Cano’s Form 10-Q for the fiscal quarter ended December 31, 2006, available from Cano by calling 866.314.2266 .  These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2006 (Cano’s fiscal year end) of $73.94 per bbl and $5.83 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce. NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

Listing AMEX: CFW Pro-forma (c) Senior Debt:(~$48 million Borrowing Base) $26.0 million Drawn Preferred Convertible Stock $49.1 million Shares outstanding 32.3 million Market Cap $163 million Pre-Tax PV-10 $570.4 million $690.4 million Proved Reserves 45.4 MMBOE 57.4 MMBOE % PUD 79% 81% % Oil 73% 76% Total Acreage 57,388 77,388 Areas of Operation TX Panhandle, Central TX, OK and NM Cano Petroleum – Key Statistics (a) Market Cap based on stock price of $5.00 and 32.6 million shares outstanding. Based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. Includes June 30, 2006 SEC reserves plus Cato Acquisition Internal Estimates at $73.94/Bbl and $5.83/Mcf (b)

Historical Trends MBOE Reserve Growth *CAGR = 1460% $M PV–10 Growth *CAGR = 1950% Production Growth MBOE *CAGR = 1099% *Compounded Annual Growth Rate 0 10,000 20,000 30,000 40,000 50,000 60,000 2004 2005 2006 $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 0 50 100 150 200 250 300 350 2004 2005 2006

Business Strategy Acquire low-cost assets suitable for Enhanced Oil Recovery (EOR) and with a high ratio of probable/possible to proved reserves Convert PUD to PDP through Secondary Recovery (Waterflood) and convert probables and possibles to PUD (then PDP) by applying Tertiary Recovery EOR technologies

Why Enhanced Oil Recovery Proven, low risk technology Original Oil in Place (OOIP) determined by historical production Focus on mature fields with substantial existing infrastructure Legacy infrastructure and abundant technical information Experienced management and technical team provide Cano with a competitive advantage Large Independents and Majors less focused on mature fields Large-scale projects with substantial reserve potential Primary recovery only represents 10% - 30% of OOIP

15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Residual Oil 25% to 65% Residual Recovery Profile of a Conventional Reservoir

 Production & Reserves Total Acreage: ~77,000 Total Reserves $1,302 MM 140 PUD/Prob/Poss (Unrisked) $570 MM SEC proved (6/30/06)** MMBOE Total Production: ~ 1,675 boepd Nowata Acreage: 2,601 1.3 MMBOE proved; 5 MMBOE probable 200 boepd FT. WORTH RICH VALLEY DAVENPORT PANHANDLE DESDEMONA CORSICANA Davenport Acreage: 2,178 1.6 MMBOE proved; 11 MMBOE probable 70 boepd Rich Valley Acreage: 4,500 .6 MMBOE proved; .1 MMBOE prob/poss 120 boepd NOWATA Corsicana Acreage: 341 .8 MMBOE proved; 1.0 MMBOE Mboe probable 10 boepd Desdemona Acreage: 11,068 Duke Waterflood:.6 MMBOE proved; 25 MMBOE prob/poss 30 boepd Barnett Shale: 13 MMBOE prob/poss 175 boepd Panhandle Acreage: 27,000 33.4 MMBOE proved; 47 MMBOE prob/poss 650 boepd Pantwist Acreage: 9,700 7.1 MMBOE proved; 3 MMBOE prob/poss 350 boepd PANTWIST Cato Field, Chavez Co NM Acreage: ~20,000 75 boepd *12 MMBOE proved; *23 MMBOE prob/poss Cato Field *Internal Estimates **Exclusive of Cato PV10 45

Proved Reserves by Project (a) PV-10 by Project (b) Proved Reserves and PV-10 Proved Reserves as of June 30, 2006 PV-10 based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. Cano internal estimate at $73.94 and $5.83/Mcf (c) 21% 59% 12% 2% 1% 1% 1% 3% Cato Panhandle Pantwist Desdemona Nowata Davenport Corsicana Rich Valley Project PV-10 ($MM) (b) Cato 120.0 Panhandle 410.8 Pantwist 83.2 Desdemona 23.7 Nowata 6.2 Davenport 17.1 Corsicana 22.6 Rich Valley 6.8 Cano Total $690.4 MM Project Proved Reserves (MMBOE) (a) Cato 12.0 Panhandle 33.4 Pantwist 7.1 Desdemona 0.6 Nowata 1.3 Davenport 1.6 Corsicana 0.8 Rich Valley 0.6 Cano Total 57.4 MMBOE 17% 61% 12% 2% 3% 1% 3% 1%

EOR Capture by Asset

Cano Petroleum Unrisked Reserve Profile OOIP (MMBOE) Primary Secondary Tertiary Total Corsicana - ASP 7 2 1 1 4 Percentage of OOIP 29% 14% 14% 57% Cato - Waterflood+ CO-2 98 15 25 10 50 Percentage of OOIP 15% 26% 10% 51% Davenport - ASP 58 12 10 11 33 Percentage of OOIP 21% 17% 19% 57% Desdemona Barnett Shale 13 13 13 Desdemona Waterflood+ASP 92 24 6 19 49 Percentage of OOIP 26% 7% 21% 53% Nowata - ASP 58 18 15 5 38 Percentage of OOIP 30% 26% 9% 65% Panhandle - Waterflood + CO-2 382 90 51 24 165 Percentage of OOIP 24% 13% 6% 43% Pantwist - Waterflood 161 22 10 32 Percentage of OOIP 14% 6% 20% PDP/PDNP 10 10 Total Portfolio 869 196 118 70 394 22% 14% 8% 45% Cano Capture MMBOE 23 92 70 185 Percentage of OOIP 3% 11% 8% 21% Memo: 06/30/2006 Proved Reserves 10 34 1 45

Typical EOR Project Timeline Phases Duration Lab Research or Simulation Well Re-Drills, Facilities in Place Water Injection – Initial Response Production Reaches Peak Peak Production Plateau Production Decline 3 – 6 Months 6 – 12 Months 6 – 9 Months 3 Years 4 Years 10 – 30 Years

FY 2007 Capital Total: $51.25M Capital by Field 4% 10% 20% 4% 8% 0% 19% 35% Panhandle ($18.2M) Corsicana ($1.9M) Desdemona ($4.9M) Desdemona Marble Falls / Barnett Development ($10.3M) Davenport ($2.1M) Nowata ($4.0M) Rich Valley ($0.2M) Cato ($9.65M) Capital Detail 42% 19% 12% 8% 19% New Well Drills ($21.7M) Facilities ($9.9M) Workers / Conversions ($6.1M) Other / Contingency ($3.9M) Cato ($9.65M) Total: $51.25M

Desdemona Field Barnett Shale Desdemona Field Ft. Worth Basin Established Barnett Shale Production Cano’s Desdemona Field Barnett Shale Production lies ~40 miles outside the existing Ft. Worth Basin fairway Significant Infrastructure In-Place: -Over 11,000 Unitized contiguous acres -Three existing gas sales pipelines with over 50 MMCFPD takeaway -Salt water disposal via Duke waterflood

Cato Field Acquisition New Mexico Cato Unit 15,300 acres 220 wells acquired San Andres Dolomite: Porosity: 5-7% Permeability: 20 md Depth: 3,200’ 47 wells currently producing 75 boepd 175 additional wells to re-activate and add pay $2.7MM RTP investment can add +100 BOEPD within 6 months Three pilot waterfloods in field Drilled on 40 acres spacing. 20 acre infill potential Levelland Trend Cato San Andres Unit TomTom / Tomahawk 5,000 acres 83 Wells Re-activation program: 6 wells re-completed, swabbing, connecting powerline Cato TomTom Tomahawk

Future Anticipated Capital Budget Total 2007-2012 Development Cost: $409.3 MM or ~ $4/BOE for 100 MMBOE $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ Five Year Capital Forecast - - $68,500 $64,500 $79,900 $85,100 $60,000 $51,250 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2007 2008 2009 2010 2011 2012 Fiscal Year $M Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF Banett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF Total 2007 $ 10,341 $ 9,650 $ 109 $ 18,191 $ 4,009 $ 4,900 $ 2,138 $ 1,912 $ 51,250 2008 21,000 3,000 - 26,000 3,900 5,200 500 400 60,000 2009 21,000 24,000 - 23,500 4,200 12,400 - - 85,100 2010 20,400 24,000 - 23,500 - 12,000 - - 79,900 2011 - 24,000 5,000 23,500 - 12,000 - - 64,500 2012 - 24,000 5,000 23,500 - 12,000 4,000 - 68,500 $ 72,741 $ 108,650 $ 10,109 $ 138,191 $ 12,109 $ 58,500 $ 6,638 $ 2,312 $ 409,250 Total 2007-2012 Development Cost: $409.3 MM or ~ $4/BOE for 100 MMBOE

Production Profile Probable reserves risked at 50% of recovery volumes Possible reserves risked at 75% of recovery volumes ** Compounded Annual Growth Rate (CAGR) +50% CAGR** Ave Daily Prod: Risked Total Annual Production Forecast 10,720 BOEPD 9,375 BOEPD 8,455 BOEPD 5,947 BOEPD 3,219 BOEPD 1,539 BOEPD 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2007 2008 2009 2010 2011 2012 Calendar Year BOE Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF+ASP

Income Model At $60.00/Bbl and $7.00/MCF Cano Operating Profit Model $- $10 $20 $30 $40 $50 $60 2006 2007 2008 2009 2010 2011 2012 Years $/BOE Operating Margin/$BOE Prod Taxes DD&A LOE G&A

Corporate Strategy FY2007-2010 Execution, Execution, Execution Increase production/cash flow Develop Panhandle Waterflood PUD’s TRRC Permits approved, Water Rights Purchase Option Phase I Re-drills and workovers complete Injection facilities construction started Water Injection to commence May-June, 2007 Initial production response by November-December, 2007 Convert Probable Reserves to Proved Implement waterflood at Desdemona (July-2007) Continue Barnett Shale/Marble Falls Program (Ongoing) Launch of Nowata SP project (July-2007) Launch Cato Field waterflood (Aug-2008) Apply SP at Davenport and Desdemona (2008-2009)

Portfolio Management High-Grading Portfolio Assets Monetize Non-core assets (Sale of Rich Valley) Redeploy capital to higher return projects Cash Flow Driven Capital Budget Use Borrowing Base to Fund 2007 Capital Use production lift to fund future development Acquisition of additional properties that fit our business model

Current stock price $5.00/share Shares outstanding 32.6 million Preferred Convertible Stock $49.1 million Market capitalization $163 million Proved reserves (boe) 57.4 million PV10* SEC Proved reserves (less Debt+ Pref) $690.4 million NAV/share of Proved $21.18/share Proved and risked Probable reserves **(boe) 100 million PV10* SEC Proved + risked Probable reserves** $1,105 million NAV/share of Proved + risked Probable reserves** $34.21/share *As of 6/30/2006 at $73.94/Bbl and $5.838/MCF (Including internal estimates of Cato Acquisition) **Probable reserves risked at 50% of recovery volumes including Cato Net Asset Valuation

© Cano Petroleum Inc, 2007